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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 18,1998
                                         --------------
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)


       1-1511                                       38-0533580
       ------                                       ----------
(Commission File Number)               (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan               48034
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (248) 354-7700
                                 --------------
               (Registrant's telephone number including area code)




The total number of pages is 5


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ITEM 5.  Other Events.


     On August 18, 1998, Registrant issued a press release announcing an agreement to acquire Cooper Automotive, a business unit of Cooper Industries, Inc. Additional details are set forth on the attached public announcement (EXHIBIT A).


                                   SIGNATURE


                                       FEDERAL-MOGUL CORPORATION



                                       By: /s/ Kenneth P. Slaby
                                          ---------------------------
                                              Kenneth P. Slaby
                                       Title: Vice President,
                                              Controller








Dated:  September 9, 1998


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                                  EXHIBIT INDEX



Exhibit Table
   Number                       Exhibit                      Page
------------------------------------------------------------------

    99         Exhibit A Registrant's Press Release
                dated August 18, 1998.                        4